Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quadrant 4 System Corporation (the “Company”) on Form 10-Q for the first quarter ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nandu Thondavadi, Chief Executive Officer and I, Dhru Desai, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2016	By:	/s/ Nandu Thondavadi
Nandu Thondavadi
President, Chief Executive Officer and Director

May 16, 2016	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer and Director